Focus Growth Fund

JANUARY 15, 2026 (AS AMENDED ON APRIL 1, 2026)	Class A: THCGX | Class C: TCGCX | Class I: THIGX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated January 15, 2026, as amended on April 1, 2026, are incorporated by reference into this Summary Prospectus. This Summary Prospectus provides information about the Class A, Class C and Class I (collectively, “Mutual Fund Class”) shares of the Fund. In addition to Mutual Fund Class shares, the Fund offers ETF Class shares in a separate prospectus. The Fund’s ETF Class shares are listed and traded on a national securities exchange and, unlike Mutual Fund Class shares, are not individually redeemable. The Fund's ETF Class operates as an actively managed ETF. An investment in the Fund’s Mutual Fund Class shares is not an investment in an ETF.

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Mutual Fund Class shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 27 of the Prospectus, and “Appendix A - Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 42 of the Prospectus, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Mutual Fund Class Shares,” beginning on page 100 of the Prospectus.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A	CLASS C	CLASS I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses(3)

(expenses that you pay each year as a percentage of the value of your investment)

	CLASS A	CLASS C	CLASS I
Management Fees	0.79%	0.79%	0.79%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.32%	1.47%	0.27%
Total Annual Fund Operating Expenses	1.36%	3.26%	1.06%
Fee Waiver/Expense Reimbursement	—	(1.39)%(4)	(0.19)%(4)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.36%	1.87%	0.87%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.

(3)	The expense information in the table has been restated to reflect current fees.

(4)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C and Class I expenses (excluding taxes, interest expenses, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.87% and 0.87%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2027, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Mutual Fund Class shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$582	$861	$1,161	$2,011
Class C Shares	$290	$874	$1,582	$3,463
Class I Shares	$89	$318	$566	$1,277

You would pay the following expenses if you did not redeem your Class C shares:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class C Shares	$190	$874	$1,582	$3,463

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.06% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in growth companies. The Fund currently considers a company to be a growth company if it meets any of the following criteria:

•	It is a constituent of the Russell 2500 Growth Index or any other unaffiliated index intended to represent a range of growth oriented companies or investments; or
•	It has, over the last five years, grown its revenues or earnings per share at an average annual rate which exceeds the median growth rate of revenues or earnings per share, as applicable, for companies in the Russell 2500 Growth Index; or
•	It is projected by consensus estimates as compiled by FactSet Research Systems (“FactSet”), over the next two years, to grow its revenues or earnings per share at an average annual rate which exceeds the median growth rate of revenues or earnings per share, as applicable, for companies in the Russell 2500 Growth Index. FactSet has no affiliation with the Fund or its investment advisor.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks). However, the Fund may own a variety of securities, including foreign equity securities. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as growth industry leader, consistent grower or emerging growth, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•	earnings growth potential
•	durable business model
•	industry growth potential
•	innovation driving the potential to disrupt entrenched competitors
•	intrinsic value appreciation potential
•	potential size of addressable market
•	management strength
•	leverage
•	return on invested capital
•	valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

The Fund categorizes its equity investments in the following three categories:

Growth Industry Leader: Companies in this category often have leadership positions in growing markets. In some cases these companies may have dominant market share. These companies tend to be larger and more established.

Consistent Grower: Companies in this category generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets.

Emerging Growth: Companies often addressing a new market or carving out a niche in an existing market. Companies in this category may experience rapid growth, and tend to be smaller, earlier stage companies. These companies may exhibit high volatility.

Inclusion of any investment in any of the three described categories represents Thornburg’s opinion concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions may be based on a variety of factors, including, without limitation, domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers. In conjunction with individual issuer analysis, Thornburg may identify and invest at times with a greater emphasis in industries or economic sectors it expects to experience growth. The Fund does not have a strategy to invest in any particular industry or economic sectors, and its exposures to particular industries or economic sectors are expected to vary over time.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

The Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in growth companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders. Additionally, the Fund may change its definition of what constitutes a “growth company” at any time without advance notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s Mutual Fund Class shares varies from day to day and over time, and when you sell your Mutual Fund Class shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks.

Depositary Receipts Risk – An investment in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) is an alternative to the purchase of the underlying securities in their national markets and/or currencies. However, ADRs, EDRs, and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Moreover, EDRs and GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Investment Risk - Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in countries that are less diversified and where communications, transportation and economic infrastructures are less developed. Such countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of foreign issuers may be extremely volatile.

Growth Company Risk – Growth company stocks may trade at higher multiples of current earnings than other equity securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. These risks may be more pronounced in companies that are in the earlier stages of their growth cycle.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Redemption Risk – If a significant percentage of the Fund’s Mutual Fund Class shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Mutual Fund Class shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 14 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Focus Growth Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the Russell 1000 Index - Total Return, a broad-based securities market index that represents the overall applicable market in which the Fund invests, and the Russell 1000 Growth Index-Total Return, an additional index that represents the market sectors which Thornburg believes are more representative of the Fund’s investment universe. These indexes are not actively managed and are not available for direct investment. As of March 23, 2026, the Fund no longer compares its returns to the Russell 3000 Index—Total Return or Russell 2500 Growth Index—Total Return because the current indices better reflect the Fund’s current investment universe (as described below).The bar charts and performance tables assume reinvestment of dividends and distributions. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2025. Before March 23, 2026, the Fund was managed with a different principal investment strategy under the name “Thornburg Small/Mid Cap Growth Fund” and may have achieved different performance results under its current principal investment strategy from the performance shown for periods before that date. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns - Class A Shares

	TOTAL RETURNS	QUARTER ENDED
Highest Quarterly Results	30.93%	6/30/2020
Lowest Quarterly Results	-24.94%	6/30/2022

The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-25)

CLASS A SHARES	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	-0.37%	-2.14%	6.81%
Return After Taxes on Distributions	-0.37%	-3.78%	5.51%
Return After Taxes on Distributions and Sale of Fund Shares	-0.22%	-1.52%	5.49%
Russell 1000 Index-Total Return (reflects no deduction for fees, expenses, or taxes)	17.37%	13.59%	14.59%
Russell 1000 Growth Index-Total Return (reflects no deduction for fees, expenses, or taxes)	18.56%	15.32%	18.13%
Russell 3000 Index-Total Return (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2500 Growth Index-Total Return (reflects no deduction for fees, expenses, or taxes)	10.31%	2.98%	10.55%

CLASS C SHARES	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	2.38%	-2.12%	6.40%
Russell 1000 Index-Total Return (reflects no deduction for fees, expenses, or taxes)	17.37%	13.59%	14.59%
Russell 1000 Growth Index-Total Return (reflects no deduction for fees, expenses, or taxes)	18.56%	15.32%	18.13%
Russell 3000 Index-Total Return (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2500 Growth Index-Total Return (reflects no deduction for fees, expenses, or taxes)	10.31%	2.98%	10.55%

CLASS I SHARES	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	4.82%	-0.79%	7.74%
Russell 1000 Index-Total Return (reflects no deduction for fees, expenses, or taxes)	17.37%	13.59%	14.59%
Russell 1000 Growth Index-Total Return (reflects no deduction for fees, expenses, or taxes)	18.56%	15.32%	18.13%
Russell 3000 Index-Total Return (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2500 Growth Index-Total Return (reflects no deduction for fees, expenses, or taxes)	10.31%	2.98%	10.55%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Nicholas Anderson, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since January 2026.

Julian Serafini, CFA, a senior equity research analyst for Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since January 2026.

Purchase and Sale of Mutual Fund Class Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund Mutual Fund Class shares are shown below. The Funds do not impose any minimums on subsequent investments. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

MINIMUM INITIAL INVESTMENT	CLASS A	CLASS C	CLASS I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	N/A	N/A	$1,000
All Others	$1,000	$1,000	$2,500,000

The Fund’s Mutual Fund Class shares are redeemable on any business day. If you hold your Mutual Fund Class shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your Mutual Fund Class shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s transfer agent with respect to Mutual Fund Class shares, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Mutual Fund Class shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund Mutual Fund Class shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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